Exhibit 99.1
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BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 1/31/01
Distribution Date: 02/26/01
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Balances
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
                                                                                Initial        Period End

     Securitization Value                                                $1,547,538,089    $1,462,413,190
     Reserve Account                                                        $81,245,750      $104,458,821
     Class A-1 Notes                                                       $180,000,000       $94,875,101
     Class A-2 Notes                                                       $600,000,000      $600,000,000
     Class A-3 Notes                                                       $300,000,000      $300,000,000
     Class A-4 Notes                                                       $389,660,000      $389,660,000
     Subordinated Note                                                      $30,951,089       $30,951,089
     Class B Certificates                                                   $46,927,000       $46,927,000

Current Collection Period
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     Beginning Securitization Value                                      $1,491,589,902
        Principal Reduction Amount                                          $29,176,712
     Ending Securitization Value                                         $1,462,413,190

     Calculation of Required 2000-A SUBI Collection Account Amount
        Collections
            Receipts of Monthly Payments                                    $30,056,225
            Sale Proceeds                                                      $788,708
            Termination Proceeds                                             $7,147,257
            Recovery Proceeds                                                   $39,327
        Total Collections                                                   $38,031,516

        Servicer Advances                                                    $4,312,260
        Reimbursement of Previous Servicer Advances                         ($3,330,999)

     Required 2000-A SUBI Collection Account Amount                         $39,012,777

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $6,689,984
     Current Period Monthly Payment Advance                                  $2,548,817
     Current Period Sales Proceeds Advance                                   $1,763,443
     Current Reimbursement of Previous Servicer Advance                     ($3,330,999)
     Ending Period Unreimbursed Previous Servicer Advances                   $7,671,245

Collection Account
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     Deposits to 2000-A SUBI Collection Account                             $39,012,777
     Withdrawals from 2000-A SUBI Collection Account
        Servicing Fees                                                       $1,242,992
        Note Distribution Account Deposit                                    $7,886,763
        Reserve Fund Deposit - Subordinated Noteholder Interest                $180,548
        Certificate Distribution Account Deposit                               $273,741
        Monthly Principal Distributable Amount                              $29,176,712
        Reserve Fund Deposit - Excess Collections                              $252,022
        Payments to Transferor                                                       $0
     Total Distributions from 2000-A SUBI Collection Account                $39,012,777


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Note Distribution Account
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     Amount Deposited from the Collection Account                           $37,063,475
     Amount Deposited from the Reserve Account                                       $0
     Amount Paid to Noteholders                                             $37,063,475

Certificate Distribution Account
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     Amount Deposited from the Collection Account                              $273,741
     Amount Deposited from the Reserve Account                                       $0
     Amount Paid to Certificateholders                                         $273,741

Distributions
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     Monthly Principal Distributable Amount                             Current Payment    Ending Balance  Per $1,000    Factor

     Class A-1 Notes                                                        $29,176,712       $94,875,101     $162.09    52.71%
     Class A-2 Notes                                                                 $0      $600,000,000       $0.00   100.00%
     Class A-3 Notes                                                                 $0      $300,000,000       $0.00   100.00%
     Class A-4 Notes                                                                 $0      $389,660,000       $0.00   100.00%
     Subordinated Note                                                               $0       $30,951,089       $0.00   100.00%
     Class B Certificates                                                            $0       $46,927,000       $0.00   100.00%

     Interest Distributable Amount                                      Current Payment        Per $1,000

     Class A-1 Notes                                                           $735,903             $4.09
     Class A-2 Notes                                                         $3,325,000             $5.54
     Class A-3 Notes                                                         $1,660,000             $5.53
     Class A-4 Notes                                                         $2,165,860             $5.56
     Subordinated Note                                                         $180,548             $5.83
     Class B Certificates                                                      $273,741             $5.83

Carryover Shortfalls
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                                                                 Prior Period Carryover   Current Payment  Per $1,000

     Class A-1 Interest Carryover Shortfall                                          $0                $0          $0
     Class A-2 Interest Carryover Shortfall                                          $0                $0          $0
     Class A-3 Interest Carryover Shortfall                                          $0                $0          $0
     Class A-4 Interest Carryover Shortfall                                          $0                $0          $0
     Subordinated Note Interest Carryover Shortfall                                  $0                $0          $0
     Certificate Interest Carryover Shortfall                                        $0                $0          $0

Residual Value Losses
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                                                                         Current Period        Cumulative

     Net Sale Proceeds                                                               $0                $0
     Residual Values                                                                 $0                $0

     Residual Value Losses                                                           $0                $0

Reserve Account
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     Beginning Period Required Amount                                      $104,458,821
     Beginning Period Amount                                               $104,458,821
     Net Investment Earnings                                                   $502,001
     Current Period Deposit                                                    $432,570
     Reserve Fund Draw Amount                                                        $0
     Release of Excess Funds                                                   $934,571
     Ending Period Required Amount                                         $104,458,821
     Ending Period Amount                                                  $104,458,821

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